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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 10, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1201 Third Avenue Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (206) 461-2000

Item 9. Regulation FD Disclosure.

        The following slides may be used by Washington Mutual, Inc. in various presentations to investors:

OVERVIEW

Second Quarter 2002

Kerry Killinger
Chairman, President and
Chief Executive Officer

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Unique Business Model

  •
  Combined consumer banking/mortgage lending strategy generates strong profitability throughout interest rate cycle

  •
  Double-digit growth of banking fees regardless of interest rate environment

  •
  Relatively small, but growing Specialty Finance unit augments net interest income with higher margin assets

Net Income by Business Segment

Five-Year Plan: 2000-2004

  •
  Achieve financial targets reflective of top-quartile performance

  •
  Diversify revenues by increasing noninterest income as a percentage of total income

  •
  Improve operating efficiency

  •
  Gradually remix the balance sheet to decrease proportion of prime residential loans and MBS and increase transaction accounts

  •
  Carefully manage credit risk throughout the five-year economic cycle

  •
  Effectively deploy capital toward balance sheet growth, share repurchase and selective acquisitions

Achieve Financial Targets

	YTD 6/30/02		Targets 2000-2004
Return on average common equity	20.42%		>20.00%
EPS growth	18.45	(a)	>13.00
Efficiency ratio	47.21	(b)	<45.00
NPA/Total assets	0.96	(c)	<1.00
Common equity/total assets	7.51	(c)(d)	>5.00
Estimated total risk-based capital	12.40	(c)(d)(e)	>11.00

(a)
Increase in earnings per share from 1/1/02 through 6/30/02 over 1/1/01 through 6/30/01

(b)
Excludes amortization of intangible assets amortizable under GAAP

(c)
As of 6/30/02

(d)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives

(e)
Estimate of what WMI's total risk-based capital would be if it were a bank holding company that complies with the Federal Reserve Board capital requirements

Creating Shareholder Value Dime
EPS Growth(a)

(a)
Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger

(b)
PNC acquisition refers to the acquisition of the mortgage operations of The PNC Financial Services Group, Inc.

(c)
HomeSide acquisition refers to the purchase of certain operating assets from HomeSide Lending, Inc.

Creating a Powerful National Franchise

Banking and Financial Services

  •
  Broad product line to serve individuals and small-to mid-sized business customers

  •
  Key driver of new household growth

  •
  Offers personal service as a key competitive differentiator

  •
  Offers wide range of investment products including mutual funds, variable and fixed-rate annuities and securities

Home Loans and Insurance Services

  •
  A leading residential lender

  •
  Balanced distribution channels

  •
  Diversified geographically

  •
  A leading residential servicer

  •
  Serviced 6.7 million loans at 6/30/02

  •
  #1 recognized mortgage lending brand

  •
  Ability to extend customer relationships

Specialty Finance Market Position

  •
  #1 Multi-family originator in 2000

  •
  #1 Multi-family portfolio owner for a financial institution

  •
  #8 Commercial mortgage lender

  •
  #5 Consumer Finance Company

  •
  #6 Mortgage Banker Finance

Characteristics of High Performing Companies

  •
  Above average EPS growth over long term

  •
  Above average return on common equity

  •
  Market leadership with barriers to entry in key businesses

  •
  High growth of customers

  •
  Strong intangibles

WaMu—A High Performing Company

  •
  Above average EPS growth (CAGR) over long term

  •
  EPS growth has averaged 20%(a) since Q1 '96 versus (5%) for the S&P 500(b)

  •
  Above average return on common equity

  •
  ROCE has averaged 23% since the beginning of 2000 through Q2 2002 versus 15% for the S&P 500 Bank Index(c)

  •
  Market leadership

  •
  Fast growth banking franchise with strategy to penetrate additional large, metropolitan markets

  •
  A leading mortgage lender and servicer

  •
  Creating a leading multi-family origination and servicing platform

(a)
Calculated using quarterly EPS as originally reported from Q1 '96 to Q2 '02; excludes SAIF assessment in Q3 '96 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger

(b)
Historical EPS growth rate calculated from Q1 '96 to Q1 '02 using quarterly EPS for each period ending Source: Standard and Poor's

(c)
Company data from Bloomberg

Strong Intangibles

  •
  Innovator in key businesses

  •
  Proven ability to create long-term shareholder value

  •
  Deep senior management bench

  •
  Track record of successful acquisition integrations

  •
  #1 recognized mortgage brand nationally

  •
  #1 recognized banking brand in major metropolitan markets served

Acquisition Update

Closed Transactions	Deposit & Loan Servicing Conversion Status
PNC(a)	X
Bank United Corp.	X
Fleet Mortgage Corp.	X
Dime Savings Bank
Deposit Systems	X
Loan Servicing Systems	Q4 2002
NAMC(b)	Q4 2002
HomeSide Acquisition(c)	N/A

(a)
The mortgage operations of The PNC Financial Services Group, Inc.

(b)
North American Mortgage Company, a subsidiary of Dime Bancorp, Inc.

(c)
Acquired certain operating assets of HomeSide Lending, Inc.

Creating Shareholder Value

Cumulative Value of Investments(a)

Summary

  •
  Dominant franchises in consumer banking and mortgage banking

  •
  High growth in fee-based revenues

  •
  Lower credit risk model than commercial bank peers

  •
  Powerful brand focused on broad middle market consumers

  •
  Proven track record of creating shareholder value

BANKING AND FINANCIAL SERVICES GROUP

Second Quarter 2002

Kim Kahmer
Group Chief Financial Officer

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Highlights

  •
  One of the fastest growing retail banking franchises in the country

  •
  On track to achieve aggressive 5-year targets

  •
  Consistently strong profitability growth

Mission

        To be the bank of choice nationwide for middle-market consumers and small-and mid-sized businesses by delivering great value and friendly service

Profile

  •
  One of the nation's largest retailers

  •
  Over 2.0 million customer contacts per day

  •
  6.8 million households and growth of 9%*

  •
  19% average household penetration in retail markets

  •
  Customer driven

  •
  Broad multi-channel distribution network

  •
  Comprehensive product set

  •
  High-touch customer service

*
Includes households acquired with Dime acquisition

Distribution Network

Market	Retail Branches		ATMs	Business Banking Centers	Financial Consultants
California	546		1,007	14	359
WA/OR	288		387	20	90
Texas	204		210	5	51
Florida	141		265	1	63
NY/NJ	127		268	3	74
UT/ID	51		58	11	6
Las Vegas	21		27	—	3
Phoenix	24		26	1	3
Atlanta	33		39	—	4

Total	1,435	*	2,287	55	653

*
Occasio represents 231 of total

Segment Net Interest Income

Segment Noninterest Income

Segment Noninterest Expense

Segment Net Income

Same-Store Sales(a)

	Per Location
			% change
	YTD 6/30/01	YTD 6/30/02
# of Checking Accts(b)	4,981	5,800	16%
Consumer Lending	$2,972,037	$5,029,521	69%
Mortgage Lending	$2,676,458	$2,864,508	7%
Fee Income	$485,500	$568,662	17%
FTE(c)	9.9	10.4	3%

(a)
Averages of 1,021 Banking & Financial Services financial centers open during Q2 2001, reported as of the end of the period

(b)
As of the end of the period

(c)
Monthly average for the period

Five-Year Targets: 2000-2004

  •
  Significantly penetrate households with highest growth potential

  •
  Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better

  •
  Increase consumer loan portfolio from $6 billion to $20 billion

  •
  Continue to remix deposit base: 60% transaction/ 40% time deposit

  •
  Grow retail deposits by $10 billion

Household Market Share

	12/31/99	6/30/02	Change
WA/OR	28.3%	29.8%	1.4%
California	23.8	27.8	4.0
UT/ID	10.8	12.2	1.4
Nevada	NA	8.1	8.1
Arizona	NA	2.1	2.1

Western States Average	24.0%	25.0%
Florida	22.5%	26.3%	3.8%
Texas	3.2	10.3 (a)	7.2
NY/NJ	NA	8.5 (b)	8.5
Georgia	NA	2.0	2.0

Other States Average	12.8%	12.0%
Overall Average	21.0%	19.0%

(a)
Includes households acquired from Bank United

(b)
Includes households acquired from Dime

Household Growth

Multi-Pronged Growth Strategy

  •
  Customer-Centric Brand

  •
  Free Checking

  •
  De Novo Expansion (Occasio)

  •
  Opportunistic Acquisitions

Desirable National Brand

  #1 Recognized Banking Brand*

  Dynamic, Human, Driven, Caring, Fair

*
In major metropolitan markets served

Desirable National Brand

Ad Awareness

Top Service Provider

*
In all markets served by Banking & Financial Services financial centers

Cross-sell Ratio*

*
Product and service cross-sell for Banking & Financial Services households with a tenure of two or more years

Multi-Pronged Growth Strategy

  •
  Customer-Centric Brand

  •
  Free Checking

  •
  De Novo Expansion (Occasio)

  •
  Opportunistic Acquisitions

Mass Market Appeal

  •
  Free Checking has attracted more than 3.5 million households in the past decade

  •
  Free Checking shows potential customers who we are, what we stand for and how we are different

  •
  83% of new checking account customers said that "free checking" was a significant reason why they opened their account with WaMu

  •
  Customers decide what adds value to their account

  •
  Profitable first product

Net Retail Checking Account Growth

Product Relationship Growth Attributed to Free Checking(a)(b)

(a)
Includes households that opened a Free Checking account in January 1998, 1999, 2000, 2001, or 2002. Relationship balance includes all deposit, investment, consumer loan and mortgage loan balances held by the households at opening and at the beginning of each subsequent year.

(b)
Weighted average balances per household

Financial Center Incentive Compensation

  •
  Synchronizes corporate and individual objectives

  •
  Rewards profitable production and efficient service

  •
  Motivates over-achieving producers

  •
  Production-based, not goal-based

Financial Center Incentive Compensation

+	Production credits
+	Deposit/assets under management credits
+	Fee income
+	Other income
-	Operating expenses
=	Net income
÷	FTE

=	Net income per FTE

Financial Center Incentive Compensation(a)

	Financial Center(b) Managers	Assistant Financial Center(b) Managers	Sales Positions	Service Positions	Total
Base	43%	64%	42%	90%	60%
Incentive	57	36	58	10	40

(a)
Actual compensation mix paid year to date 5/31/02

(b)
Dime Managers not included because base/incentive mix will not change until 2003

Multi-Pronged Growth Strategy

  •
  Customer-Centric Brand

  •
  Free Checking

  •
  De Novo Expansion (Occasio)

  •
  Opportunistic Acquisitions

De Novo Expansion

  Occasio—

    setting a new standard for retail banking

  •
  Exploring all major markets with:

  •
  A high dissatisfaction rate with other banks

  •
  Job growth/household growth

  •
  Marketing efficiency

  •
  Augmenting existing network

  •
  Effective way to rapidly develop a national consumer franchise

Occasio in De Novo Market

Original Forecast Model vs. Actual Results

12th Month of Operation	Original Model(a)	Las Vegas Actual(b)
Checking Accts.	1,928	1,224
Loans ($000s)	$3,035	$1,383
Deposits ($000s)	$11,020	$9,562
Transaction Deposit Mix	85%	86%
Fee Income ($000s)	$40	$58
Operating Expenses ($000s)	$74	$79

(a)
Averages of 16 Las Vegas Occasio Banking & Financial Services financial centers for the 12th month of operation

(b)
Averages; calendar month and year varies by location

Occasio Sites in De Novo Markets

Location	Current Sites	Proposed Sites for 2002
Las Vegas, NV	21	1
Phoenix, AZ	24	7
Atlanta, GA	33	30
Denver, CO	0	20

Total	78	58

Occasio Sites in Existing Markets

Location	Occasio	Occasio Retrofits	Total	Proposed Sites for 2002
California	26	18	44	31
Texas	22	20	42	26
Florida	14	13	27	23
Washington	15	4	19	8
Oregon	7	4	11	6
Idaho	3	0	3	3
Utah	3	0	3	1
NY/NJ	4	0	4	36

Total	94	59	153	134

Results of Same-Store Sales Comparison

Occasio Retrofits vs. Traditional are favorable

(a)
Averages of 56 Banking & Financial Services financial centers open at least one year and retrofit in Occasio style by 12/31/01

(b)
Averages of 965 Banking & Financial Services financial centers open at least one year by 12/31/01 and have not been retrofit

Denver (Opening late 2002)

        Dramatic growth in population and households in the last decade

  •
  Excessive bank and ATM fees are a major concern for consumers

  •
  Strong preference for our brand of retail banking

Multi-Pronged Growth Strategy

  •
  Customer-Centric Brand

  •
  Free Checking

  •
  De Novo Expansion (Occasio)

  •
  Opportunistic Acquisitions

Significant Recent Acquisitions

        Banking and Financial Services seeks to maximize value for all acquired franchises

	Year Acquired	Branches Acquired	Households* Acquired
American Savings (ASB)	1996	159	590,000
Great Western (GW)	1997	411	2,210,000
Home Savings (HSA)	1998	383	1,260,000
Bank United (BNKU)	2001	157	280,000
Dime Savings (DIME)	2002	123	609,000

*
Approximate number of households using criteria of acquired companies

ASB and GW Same-Store Sales(a)

	1998	1999	% change
# of Checking Accts(b)	4,109	4,721	15%
Consumer Lending Volume	$1,258,947	$1,674,358	33
Mortgage Lending Volume	$411,426	$1,792,338	336
Fee Income	$585,018	$847,529	45
FTE(c)	10.0	10.4	3

(a)
Comparative results following acquisition and integration; average of 331 unconsolidated former ASB and GW financial centers

(b)
As of the end of the period

(c)
Monthly average for year

HSA Same-Store Sales(a)

	1999	2000	% change
# of Checking Accts(b)	2,728	3,273	20%
Consumer Lending Volume	$2,607,191	$4,096,047	126
Mortgage Lending Volume	$798,238	$1,134,766	42
Fee Income	$287,472	$454,480	58
FTE(c)	8.7	8.5	(2)

(a)
Comparative results following acquisition and integration; average of 222 unconsolidated former HSA financial centers

(b)
As of the end of the period

(c)
Monthly average for year

Bank United Same-Store Sales(a)

	Q2'01	Q2'02	% change
# of Checking Accts(b)	1,680	2,161	29%
Consumer Lending Volume	$287,807	$889,018	209
Mortgage Lending Volume	$25,875	$74,030	186
Fee Income	$60,744	$115,996	91
FTE(c)	5.9	5.7	(4)

(a)
Comparative results following acquisition; average of 138 unconsolidated former BNKU financial centers

(b)
As of the end of the period

(c)
Monthly average for year

Dime Integration on Track

  •
  Acquired 123 branches in greater NY and NJ

  •
  Debuted 4 Occasio stores in June 2002, announced 8 additional Occasio locations in greater New York and expect a total of 40 new Occasio stores to be open by year-end 2002

  •
  Deposit conversion completed Memorial Day, 2002

  •
  Business model execution

  •
  Led by two veteran group managers

  •
  Conversion and cultural training underway

  •
  Incentive compensation, recognition programs in place

Five-Year Targets: 2000-2004

  •
  Significantly penetrate households with highest growth potential

  •
  Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better

  •
  Increase consumer loan portfolio from $6 billion to $20 billion

  •
  Continue to remix deposit base: 60% transaction/ 40% time deposit

  •
  Grow retail deposits by $10 billion

Depositor & Other Retail Banking Fees and Securities Fees & Commissions*

*
WMI consolidated

Segment Expense Coverage Ratio

*
Noninterest expense excludes transition expense associated with the conversion of acquired companies

Fee Income Strategy

        Listen to consumers

  •
  Eliminate "nickel and dime" fees

  •
  Free access to tellers

  •
  Offer value-added services

  •
  Surcharge-free ATMs

  •
  Two-thirds of new checking account customers in California cited our "no ATM surcharge policy" as a significant reason why they opened the account; second only to Free Checking

  •
  In 14 markets nationwide Washington Mutual was most frequently cited by consumers as being a bank which does not charge non-customers to use their ATMs

Fee Income Future Plans

  •
  Continue to leverage proven strategy in new markets

  •
  Increase Banking & Financial Services cross-selling services to brokerage clients

  •
  Refine financial services model

  •
  Increase coverage in financial centers

  •
  Introduce Registered Bank Employee program in new and emerging markets

  •
  Expand national channel distribution for WM Group of Funds

  •
  Introduce new value-added products and services

  •
  Continue to augment the WM Group of Funds' $12.6 billion in assets under management

Five-Year Targets: 2000-2004

  •
  Significantly penetrate households with highest growth potential

  •
  Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better

  •
  Increase consumer loan portfolio from $6 billion to $20 billion

  •
  Continue to remix deposit base: 60% transaction/40% time deposit

  •
  Grow retail deposits by $10 billion

Consumer Loan Portfolio*

*
Excludes WM Finance consumer loans

Consumer Loan Opportunities

  •
  Over 50% of U.S. mortgage households have a home equity loan or line of credit

  •
  Less than 3% of WM mortgage households have a home equity loan or line of credit with WM

  •
  Increasing penetration to national average represents a $45 billion lending opportunity

Consumer Loan Accomplishments and Future Plans

  •
  Expanded organization and enhanced staff capabilities

  •
  Enhanced product management capabilities and approaches

  •
  Develop state-of-the-art risk management capabilities

  •
  Reduce cycle times and unit costs

  •
  Leverage Home Loans & Insurance Services mortgage relationships

  •
  Develop new origination channels to attract new customers

  •
  Wholesale

  •
  Telephone

  •
  Internet

Five-Year Targets: 2000-2004

  •
  Significantly penetrate households with highest-growth potential

  •
  Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better

  •
  Increase consumer loan portfolio from $6 billion to $20 billion

  •
  Continue to remix deposit base: 60% transaction/40% time deposit

  •
  Grow retail deposits by $10 billion

Remix Deposit Base

*
Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included in the transaction deposit base due to the nature of the product. Including Liquid CD accounts at 6/30/02 in the transaction deposit base would change the transaction/time deposit mix to 73%/27%

Impact of Remix on Cost of Deposits

        Increased proportion of transaction balances provides a 25 bps funding cost advantage at 6/30/02

	6/30/02 Rates	12/31/99 Mix/WAIR	6/30/02 Mix/WAIR
Transaction Deposits	1.87%	54%	71%
Time Deposits	3.32%	46%	29%
Wtd. Avg. Int. Rate		2.54%*	2.29%*

*
6/30/02 rate, based on period end balances, are used in calculating the weighted average interest rate for both periods

Five-Year Targets: 2000-2004

  •
  Significantly penetrate households with highest growth potential

  •
  Increase depositor fee income by 10 - 15% annually and drive noninterest income-to-expense ratio to 60% or better

  •
  Increase consumer loan portfolio from $6 billion to $20 billion

  •
  Continue to remix deposit base: 60% transaction/ 40% time deposit

  •
  Grow retail deposits by $10 billion

Deposits

*
Liquid CDs were reclassified as time deposits in 2001 due to the early withdrawal penalties associated with the accounts. Prior to 2001, these deposits were included in the transaction deposit base due to the nature of the product. Liquid CD products account for $2.1 billion in deposits as of 12/31/99, $2.3 billion as of 12/31/00, $6.2 billion as of 12/31/01, and $2.5 billion as of 6/30/02

Platinum Account Results

  •
  New "relationship" checking account launched in July 2001

  •
  Advertising started in September 2001

  •
  Relationship encouraged by waiving monthly checking account service fee based on combined loan, deposit and investment balances

  •
  Over 480,000 active Platinum accounts

  •
  Attracting "higher-balance" customer base with an average deposit balance of $66,000

Consumer Deposit Accomplishments and Future Plans

  •
  Augmented product development and management resources and refined product management processes

  •
  Extend successful transaction account growth strategies to larger-balance products (incentives, marketing, product development)

  •
  Enhance retirement product line and refine pricing strategy

  •
  Promote new small business products to attract deposit balances

  •
  Leverage deposit growth with single-service investment and loan customers

WM Group of Funds

  •
  $12.6 billion in total Assets Under Management

  •
  $3.6 billion is managed for other companies

  •
  17 Retail Mutual Funds

  •
  5 Strategic Asset Managed (SAM) Portfolios

  •
  16 Variable Annuities

Summary

  •
  Powerful, growing franchise with strong momentum

  •
  On track with 5-year targets

  •
  Continued opportunity for consistently strong profitability growth

HOME LOANS AND INSURANCE SERVICES GROUP

Second Quarter 2002

Craig Davis
Group President

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

At a Glance

        Our lines of business:

  •
  Mortgage servicing

  •
  Mortgage origination

  •
  Insurance services

*
Source: Inside Mortgage Finance

Our Goal

        As America's Lending Leader...

  •
  Within a five-year period, originate and service one out of every five loans nationwide

  •
  Be the industry's low-cost provider

  •
  Deliver the highest level of service

Mortgage Industry Overview

Industry Trends

  •
  Growth

  •
  Consolidation

  •
  Risk management

Drivers of Growth: Projected Single-Family Mortgage Debt Outstanding

	Annual Growth Rate
	Actual(a)		Forecast Range(b)
	1980s	1990s	2000s
Households	1.5%	1.4%	1.3 - 1.4%
Homeownership Rate	(0.2)	0.5	0.5 - 0.6
Average Home Price Gains	7.3	3.6	5.0 - 6.5

SF Residential Investment	8.6%	5.5%	6.8% - 8.5%

Debt-to-Value Ratio	2.0	1.6	1.3 - 1.7

SF Mortgage Debt Outstanding	10.6%	7.0%	8.1% - 10.2%

(a)
Bureau of the Census, Federal Reserve Board, Office of Federal Housing Enterprise Oversight and National Association of Realtors, as of period presented

(b)
Fannie Mae Forecast, May 2002

Servicing Market Trends

        Source: Inside Mortgage Finance

Origination Market Trends

        Source: Mortgage Bankers Association, Mortgage Finance Forecast, August 2002

Accelerating Consolidation

        Source: Inside Mortgage Finance

Risk Management

  •
  Interest rate risk

  •
  Mortgage servicing rights

  •
  Credit quality

Competitive Strengths

Unique Business Model

A mortgage product for all interest rate cycles

Maximize Economies of Scale

  •
  Integrate acquired companies successfully

  •
  Leverage technology investments across the business

  •
  Drive cost efficiencies through every step of the loan process

  •
  Maximize cross-sell and additional revenue opportunities

Customer Relationship Management

  •
  State-of-the-art Home Loan customer relationship management tools deployed

  •
  Self service customer information available on-line

  •
  Customer service access to real-time customer information

  •
  Customer retention management

  •
  Mortgage servicing rights are a component of maintaining and growing customer relationships

Brand Awareness

  •
  The Power of Yes—the #1 recognized mortgage brand

  •
  Our creative and innovative advertising continues to build national awareness

Our Business Strategy

Strategic Objectives

Building America's Lending Leader

  •
  Market Share

  •
  Servicing

  •
  Production

  •
  Profitability

Servicing Market Share Growth

*
As of 6/30/02 portfolio includes servicing from WM Finance

Source: Inside Mortgage Finance

Servicing Portfolio*

*
As of 6/30/02 portfolio includes servicing from WM Finance

Servicing Profile(a)

(a)
As of 6/30/02 portfolio includes servicing from WM Finance

(b)
Approximately $6.5 B of mortgage servicing rights (MSR) are associated with the $477.3 B of loans serviced with MSR

Building America's Lending Leader

  •
  Market Share

  •
  Servicing

  •
  Production

  •
  Profitability

Origination Market Share Growth

(a)
WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services

(b)
Source: Inside Mortgage Finance

Loan Volume by Product Mix*

*
WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services

Nationwide Presence
As of 6/30/02

Loan Volume by Channel(a)

(a)
WM market share (1) excludes co-issues and originations of acquired companies prior to their acquisition and (2) includes single family residential mortgage originations of WM Finance, second mortgages and home equity line of credits originated by Banking and Financial Services

(b)
Retail includes Home Loan centers, consumer direct, and Consumer Banking financial centers

Loan Volume by Geographic Mix*

*
Excludes co-issues, bulk purchases and originations by acquired companies prior to their acquisition by Washington Mutual

Optis Technology Platform

        WaMu's end-to-end automated mortgage origination platform

	Purpose	Status
Release 0.1	Supports Speed of Decision	Fully deployed
Optis Value	Web-based appraisal management and delivery system	Fully deployed
Release 0.2	Provides Reliability of Close	Deployment Q1 '03

Building America's Lending Leader

  •
  Market Share

  •
  Servicing

  •
  Production

  •
  Profitability

Revenue Stabilization

*
Includes effects of inter-segment hedge allocation

Insurance Revenue

Segment Income Statement

	YTD 6/30/02	YTD 6/30/01	(%) change
	(in millions)
Net interest income after provision	$1,525	$887	72%
Noninterest income*	998	608	64
Noninterest expense	1,102	517	113
Net income	873	603	45

*
Includes effects of inter-segment hedge allocation

HomeSide Lending Acquisition Announced

  •
  Purchase price projected to be $1.3 billion in cash at closing

  •
  Includes purchase of HomeSide's mortgage servicing portfolio of approximately $131 billion and related hedges and assumed debt

  •
  WaMu currently subservices portfolio

  •
  Represents 1.4 million customer relationships

  •
  Modestly accretive to 2002 earnings per share

  •
  Expected to close in Q4 '02

Summary

  •
  Building America's lending leader

  •
  Stability, growth and profitability through unique business strategy

  •
  Strong contributor to WaMu's enterprise goal of being one of the nation's premier consumer financial services companies

SPECIALTY FINANCE

Second Quarter 2002

Craig Chapman
Group President

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Our Segment

  •
  Multi-Family Lending

  •
  Other Commercial

  •
  Commercial Asset Servicing

  •
  Commercial Real Estate Lending

  •
  Mortgage Banker Finance

  •
  Residential Builder Construction Finance

  •
  Consumer Finance

Segment Focus*

*
Based on loan and MBS balances of $30.6 billion as of 6/30/02

Market Position

  •
  #1 Multi-Family originator in 2000

  •
  #1 Multi-Family portfolio owner for a financial institution

  •
  #8 Commercial mortgage lender

  •
  #5 Consumer Finance Company

  •
  #6 Mortgage Banker Finance

Our Mission

        To drive higher growth, higher returns and diversify risk while accelerating Washington Mutual's evolution into the nation's leading middle-market financial services company

Overall Objectives

  •
  Maintain market position as the largest multi-family loan originator, expanding to a 20% market share in the Top 20 markets

  •
  Become the industry leader in terms of profitability among commercial mortgage servicers

  •
  Be a leading player in Commercial Real Estate Lending, Mortgage Banker Finance and Residential Builder Construction

  •
  Implement a capital markets strategy to mitigate concentration, product and credit risk

  •
  Intensify focus on growth opportunities

Goals

  •
  Expand multi-family business line, both in terms of geography and product line

  •
  Establish a national, scalable servicing platform

  •
  Implement capital markets initiatives

Segment Business Model

  •
  Own the customer relationship

  •
  Origination, servicing and retention

  •
  Cross-sell to existing customers

  •
  Cash management

  •
  Deposits

  •
  Liquid assets for effective capital management

  •
  Earnings from:

  •
  Spread income

  •
  Fee income

  •
  Gain on sale

Multi-Family—Market Size of $1.3 trillion*

*
As of 2000, based on valuations

Source: National Multi Housing Council study, released 2001

Multi-Family—Top 10 Originators in 2000

Rank	Institution	Loans	# of Loans	Avg. Loan	Loans % of Total
		($ in millions)		($ in thousands)
1	Washington Mutual	$2,520	2,389	$1,055	9.4%
2	Wachovia/ First Union	1,772	430	4,120	6.6
3	ARCS Commercial Mortgage	1,531	263	5,820	5.7
4	California Federal Bank	892	511	1,746	3.3
5	Dime Bancorp	767	369	2,077	2.9
6	GMAC Commercial Mortgage	721	137	5,265	2.7
7	LaSalle Bank	713	1,347	529	2.7
8	World Savings	663	903	734	2.5
9	Bank of America	639	166	3,849	2.4
10	American Property Financing	515	46	11,186	1.9
	Other Reporting Originators	16,880	21,287	793	62.9

Multi-Family Originations		$26,829	27,846	$963	100.0%

Multi-Family Originations—Market Share

Multi-Family—Our Advantages

  •
  Washington Mutual's brand as a leading national housing lender

  •
  The "Power of the Portfolio" allows for retention on balance sheet

  •
  Full product menu—construction, rehabilitation, ARMs, FRMs and delegated underwriter servicer

  •
  Sales consultants focus on multi-family only

  •
  Quick, 45-day turnaround time

Multi-Family—Top 20 Markets*

1.	New York City	$294
2.	San Francisco	114
3.	Los Angeles	112
4.	Boston	56
5.	Chicago	53
6.	Washington DC	47
7.	San Diego	33
8.	Orange County	30
9.	Atlanta	30
10.	Newark	29
11.	Philadelphia	28
12.	Miami	28
13.	Seattle	26
14.	Houston	22
15.	Minneapolis	20
16.	Dallas	19
17.	Detroit	18
18.	Denver	18
19.	Phoenix	14
20.	Fort Lauderdale	14

*
As of 2000, based on valuations (in billions)

Multi-Family Focus—Expand to New Markets

  •
  20/20 Vision

  •
  20% market share in top 20 markets

  •
  Capitalize on markets with natural supply constraints

  •
  Focus on "renter by need" vs. "renter by choice" markets

  •
  Prefer "B" and "C" properties over "A"

National Operations Center

  •
  Dallas, TX facility to open by Q1 '03

  •
  Consolidate 4 locations to 1

  •
  Convert 6 existing software platforms to 1

  •
  3 conversions completed

  •
  Improve operating efficiencies

  •
  Third-party servicing opportunities

  •
  Customer continuity program

Capital Markets Strategy

  •
  Optimize capital—reduce risk for each product

  •
  Mitigate concentration, product and credit risk

  •
  Multi-family

  •
  Securitizations & FNMA

  •
  Commercial Real Estate

  •
  Commercial mortgage-back securities

  •
  Residential Builder Construction and Mortgage Banker Finance

  •
  Syndications

Segment Net Income

Segment Net Interest Income

Segment Noninterest Income

Segment Noninterest Expense

Multi-Family and CRE Originations

Multi-Family Lending Performance Metrics(a)

	6/30/01	6/30/02
	($ in millions)
Loans & MBS Outstanding(b)	$15,724	$17,051
Average Loan & MBS Yield	8.15%	6.13%
Delinquencies(c)	0.35%	0.08%
Nonaccruals	0.17%	0.02%

(a)
Excludes multifamily construction loans which are part of Other Commercial Lending

(b)
Period ending balances (net of deferred fees)

(c)
Includes all nonaccrual loans regardless of payment status

Other Commercial Lending Performance Metrics

	6/30/01	6/30/02
	($ in millions)
Loans & MBS Outstanding(a)	$9,639	$10,739
Average Loan & MBS Yield	8.31%	6.45%
Delinquencies(b)	2.03%	4.45%
Nonaccruals	1.72%	3.90%

(a)
Period ending balances (net of deferred fees)

(b)
Includes all nonaccrual loans, regardless of payment status

Consumer Finance Profile

  •
  Strategy

  •
  Build a national franchise

  •
  Expand via organic growth and selective acquisitions

  •
  Leverage efficient centralized back office with localized origination

  •
  Continue strong record of credit risk management

  •
  Target A- to C customers

  •
  Reduce LTV ratios and tighten credit standards

  •
  Diversify distribution channels

Consumer Finance

Performance Metrics

	6/30/01	6/30/02
	($ in millions)
Receivables Outstanding	$3,781	$3,935
Average Receivables Yield	15.53%	14.97%
Efficiency Ratio	42.13%	38.66%
Delinquency 60+*	2.91%	3.17%

*
Three or more payments past due

CREDIT RISK MANAGEMENT

Second Quarter 2002

Jim Vanasek
Executive Vice President
and Chief Credit Risk Officer

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Risk Exposure by Loan Type

*
Specialty Mortgage Finance (SMF) includes purchased subprime loans and first mortgages originated by Washington Mutual Finance (WMF); CRE is Commercial Real Estate

Risk Exposure by Geography

Asset Quality—SFR

	Portfolio(a) (in billions)		Delinquencies(b)/ Portfolio
12/31/01	$84.6		2.58%
3/31/02	88.9		2.77
6/30/02	87.3	(c)	2.35

(a)
Excludes SMF portfolio. Also excludes loans held for sale for all periods.

(b)
Two or more payments past due including nonaccrual.

(c)
SFR portfolio is 98% permanent mortgages and 2% construction loans.

Asset Quality—SMF(a)

	Portfolio(b) (in billions)	Delinquencies(c)/ Portfolio
12/31/01	$9.8	6.51%
3/31/02	10.5	6.56
6/30/02	10.6	6.31

(a)
Specialty mortgage finance.

(b)
Includes purchased subprime loan portfolios as well as first mortgages originated by Washington Mutual Finance. Excludes loans held for sale for all periods.

(c)
Two or more payments past due including nonaccrual.

Asset Quality—CRE: Multi-family

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$15.6	0.52%
3/31/02	17.2	0.62
6/30/02	17.6	0.44

*
Two or more payments past due including nonaccrual

Asset Quality—Other CRE

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$4.5	7.25%
3/31/02	6.9	5.32
6/30/02	6.8	4.37

*
Two or more payments past due including nonaccrual

Asset Quality—Consumer Loans(a):

Banking Subsidiaries

	Portfolio (in billions)		Delinquencies(b)/ Portfolio
12/31/01	$10.5		1.77%
3/31/02	15.1		1.28
6/30/02	16.7	(c)	1.11

(a)
Includes second mortgage loans

(b)
Two or more payments past due including nonaccrual

(c)
Portfolio is 81% home equity products, 10% vehicles/cash secured, 7% manufactured housing and 2% unsecured

Asset Quality—Consumer Loans: WM Finance

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$2.6	8.11%
3/31/02	2.6	7.83
6/30/02	2.7	7.13

*
Two or more payments past due including nonaccrual

Asset Quality—Commercial

	Portfolio (in billions)	Delinquencies*/ Portfolio
12/31/01	$5.4	4.39%
3/31/02	5.2	4.98
6/30/02	5.0	4.50

*
Two or more payments past due including nonaccrual

SFR*—NPA % Trend

*
Excludes SMF portfolio

SMF—NPA % Trend

CRE: Multi-Family—NPA % Trend

Other CRE—NPA % Trend

Commercial Loans—NPA % Trend

Consumer Loans*: Banking Subsidiaries—NPA % Trends

*
Includes second mortgages

Consumer Loans: WM Finance—NPA % Trend

Nonperforming Assets

	12/31/01	3/31/02	6/30/02
	(in millions)
Nonaccrual Loans	$2,030	$2,391	$2,232
+ Foreclosed Assets	228	267	274

= Nonperforming Assets	$2,258	$2,658	$2,506

Foreclosed Assets

Allowance for Loan and Lease Losses*

(in millions)
Allocated	$1,154
Unallocated	511

Total reserves	$1,665

*
As of 6/30/02

Allowance for Loan and Lease Losses—3 Year Trend

Net Charge Offs and Allowance for Loan and Lease Losses

	WM 6/30/02	Thrift Peers(a) 3/31/02	Bank Peers(a) 3/31/02
Net Charge Offs(b)/Average Loans(c)	0.31%	0.32%	1.39%
ALLL/Total Loans(c)	1.14	0.89	2.07

(a)
Most recent data available; thrift peer group consists of savings institutions with assets >$5 billion, bank peer group consists of commercial banks with assets >$10 billion. Source: The FDIC Quarterly Banking Profile

(b)
Annualized net charge offs

(c)
Represents loans held in portfolio

Allowance for Loan and Lease Losses

	ALLL	Provision	Net Charge offs
	(in millions)
Q2 2001	$1,170	$92	$75
Q3 2001	1,295	200	75
Q4 2001	1,404	200	97
Q1 2002	1,621	175	99
Q2 2002	1,665	160	116

MARKET RISK MANAGEMENT

Second Quarter 2002

Bill Longbrake
Vice Chair, Enterprise Risk Management and
Chief Financial Officer

Forward-Looking Statements

        "This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business—Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which include: changes in general business and economic conditions may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that the impact of rising interest rates may result in an increase in our cost of interest-bearing liabilities, which could outpace the increase in the yield on interest-earning assets and lead to a reduction in the net interest margin; the risk that our inability to effectively integrate the operations and personnel of companies we have acquired could adversely affect our earnings and financial condition; the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in our markets could adversely affect our ability to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

        Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

Management Objective

  •
  Moderate volatility in net income and the fair value of mortgage servicing rights caused by changes in rates over interest rate cycle

Interest Rate Impacts

  •
  Net interest income

  •
  Gain from mortgage loans

  •
  Servicing and other fee income

  •
  Noninterest expense

  •
  Balance sheet size

  •
  Fair value of mortgage servicing rights

  •
  Market value of risk management instruments

Impact of Rate Movements

Interest Rate Risk Drivers—Net Interest Income

  •
  Net interest income generally decreases when short-term interest rates are rising and increases when short-term rates are falling

  •
  Lagged adjustments in ARM rates lead to volatility in net interest margin

  •
  Changes in balance sheet size generally move in the opposite direction of the net interest margin offsetting some of the margin volatility

Net Interest Margin Throughout the Cycle

Interest Rate Risk Drivers—Balance Sheet Size

  •
  The size of the balance sheet normally increases in rising rate environments and decreases in falling interest rate environments

  •
  In rising interest rate environments, loan production normally decreases while prepayments slow and ARM production increases resulting in potential balance sheet growth

  •
  In falling rate environments, loan production and prepayments increase while the loan mix shifts to fixed-rate mortgages which are sold resulting in the potential for balance sheet shrinkage

Balance Sheet Grows as Rates Rise

  •
  NII usually declines due to margin compression

  •
  Balance sheet growth partially offsets this margin compression

Historical Rising Rate Scenario	Q3 1999		Q4 1999
Net Interest Margin	2.64%		2.41%
Ending Assets	$181	B	$187	B

Balance Sheet Contracts as Rates Fall

  •
  NII usually increases due to liability rates repricing to lower levels faster than asset yields

  •
  Higher prepayments reduce the balance sheet and partially offset the NII enhancement

Historical Falling Rate Scenario	Q2 2001		Q3 2001
Net Interest Margin	3.21%		3.53%
Ending Assets	$229	B	$224	B

Strategies to Mitigate NII Sensitivity

  •
  Remix the balance sheet

  •
  Add higher yielding and less rate sensitive specialty, consumer and commercial loans

  •
  Increase deposits with lower pricing sensitivity

  •
  Diversify revenue sources

  •
  Grow checking accounts and fee based services

  •
  Grow securities fees and insurance income

  •
  Implement financial strategies

  •
  Actively manage differences in maturities or repricing periods of our assets and liabilities

  •
  Execute longer-term fixed-rate borrowings, interest rate swaps, swaptions and caps

Transactions to Mitigate NII Sensitivity to Rising Rates

2001 Transactions

  •
  Issued $15.8 billion in fixed-rate financing with a maturity of one year or more

  •
  Executed $11.4 billion in swaptions for rising rate protection

  •
  Executed $9.7 billion in pay-fixed swaps

•
2002 Transactions through June 30th

•
Purchased $22.1 billion in pay fixed rate swaps

•
Executed $5.8 billion in fixed rate financing with a maturity of one year or more

Net Income Sensitivity Results

  •
  We measure net income sensitivity based on parallel shifts in the yield curve with rates falling or rising in even quarterly increments over twelve months for a total decrease of 100 bps and a total increase of 200 bps

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  This analysis includes assumptions for mortgage prepayments, transaction account decay, loan sales, loan and deposit production, repricing of current and new mortgage and deposit products, gain from mortgage loans, changes in the fair value of MSR and related hedges and changes in noninterest income and noninterest expense

Net Income and Net Interest Income Sensitivity

	Down 100 bps	Up 200 bps
Net Income change for the one-year period beginning:
July 1, 2002	(0.76)%	0.21%
January 1, 2002	2.19	(2.76)
Net Interest Income change for the one-year period beginning:
July 1, 2002	(0.44)%	(2.30)%
January 1, 2002	1.47	(5.18)

Interest Rate Risk Drivers—Mortgage Banking

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  Gain from mortgage loans

  •
  Gain from mortgage loans normally decreases when rates are rising and increases when rates are falling

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  The gain changes based on production, loan mix and competition (loan pricing)

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  Loan servicing and other fee income

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  Loan servicing fees typically increase as rates rise and decrease as rates fall

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  Mortgage Servicing Rights

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  Potential impairment in falling interest rate environment and recovery of previous impairments in rising rate environment

  •
  Impairment only occurs when fair value falls below book value

  •
  Recovery of impairment is limited to gross book value

Changes in Mortgage Servicing Rights

(a)
Includes $12 million of commercial real estate MSRs

(b)
$711 million of total represents sale of excess servicing in Q2 '02

Strategies to Mitigate MSR Fair Value Sensitivity

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  The fair value of MSR may decline as expected prepayment rates rise

  •
  The sources of income to offset the impairment:

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  Natural business hedge

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  Increased net interest income

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  Higher gains from mortgage loans

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  Gains on financial hedges

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  Minimizing excess servicing on loan sales

  •
  Sales of excess servicing

Strategies to Mitigate MSR Fair Value Sensitivity

  •
  Composition of Current MSR Financial Hedges

  •
  Bonds

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  Mortgage securities

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  Receive-fixed rate interest rate swaps

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  Interest rate floors

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  Receiver swaptions

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  Considerations in Instrument Selection

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  Effectiveness—duration, convexity, volatility

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  Liquidity

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  Capital

  •
  Cost

Transactions to Mitigate MSR Sensitivity

        2002 Transactions as of June 30th

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  Executed $11.6 billion in receive-fixed rate swaps

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  Executed $7.7 billion in receive-fixed rate swaptions

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  Purchased $12.4 billion in interest rate floors

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  Par value of bonds totaled $31.5 billion at 6/30/02

SFR Mortgage Banking Income (Expense) Adjusted for Financial Hedging Transactions

	Q2 2002	Q1 2002
Loan servicing fees	$598	$555
Amortization of MSR	(504)	(479)
MSR recovery (impairment)	(1,107)	45
Other, net	(78)	(62)
Loan related income	120	81
Gain from mortgage loans	220	251
Gain from sale of originated MBS	18	2

Total SFR mortgage banking income (expense)	(733)	393
Gain from AFS securities	137	(298)
Gain on extinguishment of securities sold under agreements to repurchase	121	74
Revaluation gain (loss) from derivatives	857	(15)
Total mortgage banking fees, net of financial hedges	$382	$154

Interest Rate Risk Summary

  •
  Exposure to interest rate risk is managed through:

  •
  Net income and net interest income simulations

  •
  MSR and hedge analysis

  •
  Adjustments to the interest rate risk position are managed by:

  •
  Extending funding via borrowings or derivatives

  •
  Balance sheet management (sale/retention of assets)

  •
  Executing the appropriate MSR financial hedges

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.
By:	/s/ WILLIAM W. EHRLICH William W. Ehrlich Executive Vice President, Corporate Relations

        Date: September 10, 2002

QuickLinks

OVERVIEW Second Quarter 2002
BANKING AND FINANCIAL SERVICES GROUP Second Quarter 2002
HOME LOANS AND INSURANCE SERVICES GROUP Second Quarter 2002
SPECIALTY FINANCE Second Quarter 2002
CREDIT RISK MANAGEMENT Second Quarter 2002
MARKET RISK MANAGEMENT Second Quarter 2002
SIGNATURE